UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35518		20-2590184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9715 Key West Ave	Rockville	MD	20850
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable
(Former name or former address, if changed since last report.)

  Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUPN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On each of May 14, 2021, May 15, 2021 and May 17, 2021, Supernus Pharmaceuticals, Inc. (the “Company”) and Newron Pharmaceuticals S.p.A. (“Newron”) received Paragraph IV Notice Letters (“Notice Letters”) from MSN Laboratories Private Limited (“MSN”), Optimus Pharma Pvt Ltd (“Optimus”) and Zenara Pharma Private Limited (“Zenara”), respectively, advising the Company and Newron of the filing by MSN, Optimus and Zenara of Abbreviated New Drug Applications to the U.S. Food and Drug Administration (“FDA”) seeking approval for safinamide mesylate tablets. The Notice Letters are directed to the three XADAGO patents with U.S. patent numbers 8,076,515, 8,278,485 and 8,283,380, that expire between June 2027 and December 2028 and are listed in the FDA’s publication, Approved Drug Products with Therapeutic Equivalence Evaluations, commonly referred to as the Orange Book. The Company has a license agreement with Zambon S.p.A., Newron’s partner, related to the XADAGO Patents, and as a new chemical entity, XADAGO is under the 5 year FDA exclusivity period that expires on March 21, 2022. The Company is currently reviewing the details of the Notice Letters with its partners to respond as appropriate to protect the intellectual property rights relating to XADAGO.
The information furnished in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit 104 – The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: May 19, 2021	By:	/s/ James P. Kelly
James P. Kelly Executive Vice-President and Chief Financial Officer

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